SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 6, 2003

Beckman Coulter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

4300 N. Harbor Boulevard
Fullerton, California 92834-3100
(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Item 7. Exhibits

99.1  Press Release “Beckman Coulter Announces Management Change”

Item 9. Regulation FD Disclosure

On August 6, 2003, Beckman Coulter, Inc. issued the press release attached to this report as Exhibit 99.1.

EXHIBIT INDEX

Exhibits

99.1  Press Release “Beckman Coulter Announces Management Change”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 2003

BECKMAN COULTER, INC.

By:	/s/ William H. May
Name:	William H. May
Title:	Vice President, General Counsel, and Secretary